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                           SECOND AMENDMENT TO AMENDED
                     AND RESTATED REVOLVING CREDIT AGREEMENT

         Second Amendment to Amended and Restated Revolving Credit Agreement (this "Amendment"), dated as of October 31, 1995, in respect of and to that certain Amended and Restated Revolving Credit Agreement, dated as of November 4, 1994 (as amended by this Amendment and as the same shall have been heretofore or shall be hereafter amended, modified or supplemented, the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined), among Geneva Steel Company, a Utah corporation (the "Borrower"), the lenders party thereto (the "Lenders"), Citibank, N.A., as Issuer (the "Issuer") and Citicorp USA, Inc., as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

         WHEREAS, the Lenders, the Issuer and the Agent are willing to amend the Credit Agreement but only on the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         SECTION 1. Amendments to Credit Agreement. Subject to and upon the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

         (a) Section 5.3 of the Credit Agreement is hereby amended by deleting the Maximum Amount of Cumulative Capital Expenditures set forth therein for the periods ending October 31, 1995, November 30, 1995, December 31, 1995, January 31, 1996 and February 29, 1996 and substituting in lieu thereof $75,000,000, $75,000,000, $75,000,000, $82,000,000 and $82,000,000, respectively.

         (b) Section 5.4 of the Credit Agreement is hereby amended by deleting the Minimum Cash Flow amounts set forth therein for the periods ending October 31, 1995, November 30, 1995, December 31, 1995, January 31, 1996 and February 29, 1996 and substituting in lieu thereof $45,000,000, $47,500,000, $50,000,000,
$50,000,000 and $55,000,000, respectively.

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         SECTION 2.  Conditions Precedent.

         2.1. This Amendment shall become effective (the "Effective Date") if and when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower, the Agent, the Issuer and the Majority Lenders, and the Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated as of the date hereof, in form and substance satisfactory to the Agent and in sufficient original copies for each Lender:

         (a) Certified copies of the resolutions of the Board of Directors of the Borrower, evidencing authorization of the Borrower to enter into this Amendment and the documents, transactions and matters contemplated hereby;

         (b) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower; and

         (c) A certificate, signed by a Responsible Officer of the Borrower, stating that the conditions specified in Section 2.2 hereof have been satisfied.

         2.2. The effectiveness of this Amendment is subject to the further conditions precedent that:

         (a) The execution and delivery by the Borrower of this Amendment are not enjoined, temporarily, preliminarily or permanently;

         (b) All costs and accrued and unpaid fees and expenses owing by the Borrower to the Agent or the Lenders, to the extent due and payable on or prior to the Effective Date, shall have been paid; and

         (c) The following statements shall be true and correct on the Effective Date:

                 (i) The representations and warranties of the Borrower in each Loan Document (after giving effect to this Amendment) and in this Amendment are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

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                 (ii)     After giving effect to this Amendment, no Default or
                          Event of Default shall have occurred and be continuing.

         SECTION 3. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders, the Issuer and the Agent as follows:

         3.1. The execution, delivery and performance by the Borrower of this Amendment and each other document and instrument to be delivered hereunder:

         (a)  are within the Borrower's corporate powers;

         (b) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders where required;

         (c) do not and will not (i) contravene its Articles of Incorporation, by-laws or other comparable governing documents, (ii) violate any Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of the Borrower, or (iv) result in the creation or imposition of any Lien upon any of the property of the Borrower; and

         (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Agent, each of which is in full force and effect.

         3.2. This Amendment has been duly executed and delivered by the Borrower.

         3.3. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         SECTION 4.  Miscellaneous.

         4.1. This Amendment and the rights of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as

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to be effective and valid under applicable law, but if any provision of this
Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         4.2. Any legal action or proceeding with respect to this Amendment or any document related hereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower hereby accepts, and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         4.3. Nothing contained in this Section 4 shall affect the right of the Agent, the Issuer, any Lender or any holder of a Note to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         4.4. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Amendment, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         4.5. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         4.6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         4.7. Except as expressly amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed by an officer thereunto duly authorized, as of the date first above written.

                                            GENEVA STEEL COMPANY


                                            By: /s/ Dennis L. Wanlass
                                               ---------------------------------
                                            Name: Dennis L. Wanlass
                                            Title: Vice President, Treasurer
                                                   and Chief Financial Officer


                                            CITICORP USA, INC.,
                                            as Agent

                                            By: /s/ Keith R. Karako
                                               ---------------------------------
                                            Name: Keith R. Karako
                                            Title: Attorney-in-Fact


                                            CITICORP USA, INC.,
                                            as Lender

                                            By: /s/ Keith R. Karako
                                               ---------------------------------
                                            Name: Keith R. Karako
                                            Title: Attorney-in-Fact


                                            CITIBANK, N.A.,
                                            as Issuer

                                            By: /s/ Keith R. Karako
                                               ---------------------------------
                                            Name: Keith R. Karako
                                            Title: Attorney-in-Fact

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                                            CORESTATES BANK, N.A.,
                                            as Lender

                                            By: /s/ Myron Landau
                                               ---------------------------------
                                            Name: Myron Landau
                                            Title: Vice President


                                            BANK ONE, UTAH, N.A.,
                                            as Lender

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title: Vice President


                                            FIRST SECURITY BANK
                                            OF UTAH, N.A., as Lender

                                            By: /s/ Scott M. Eastwood
                                               ---------------------------------
                                            Name: Scott M. Eastwood
                                            Title: Vice President


                                            HELLER FINANCIAL, INC., as Lender

                                            By: /s/ Mark Admison
                                               ---------------------------------
                                            Name: Mark Admison
                                            Title: EX. Vice President

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